UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIBERTY ALL-STAR GROWTH FUND, INC.
(Name of Registrant as Specified in its Charter)
ALPS FUND SERVICES, INC. Attn: Tane Tyler 1290 Broadway, Suite 1100 Denver, Colorado 80203 303.623.2577
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

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MR ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661

IMPORTANT ANNUAL SHAREHOLDERS’ MEETING INFORMATION — YOUR VOTE COUNTS!

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Liberty All-Star Growth Fund, Inc. Shareholder Meeting to be Held on April 23, 2008

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or to request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement to shareholders is available at:

www.envisionreports.com/Liberty

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/Liberty.
Step 2: Click the Cast your Vote or Request Printed Materials section.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 13, 2008 to facilitate timely delivery.

COY

00UE7C

Shareholder Meeting Notice

Liberty All-Star Growth Fund, Inc.’s Annual Meeting of Shareholders will be held on April 23, 2008 at the offices of the Fund, 99 High Street, Suite 303, Boston, Massachusetts, at 10:00 a.m.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1.             Not applicable to Growth Fund.

2.             To Elect (2) Directors of the Fund – John A. Benning and Richard C. Rantzow.

3.             Approval of Portfolio Management Agreement among Growth Fund, ALPS Advisers, Inc. and Chase Investment Counsel Corporation.

Please note: This is not a proxy. To vote your shares you must vote online or request a set of proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you.

Here’s how to order a paper copy of the proxy materials:
PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.
->	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a set of proxy materials.
->	Internet – Go to www.envisionreports.com/Liberty. Follow the instructions to log in and order a set of proxy materials.
->

Email – Send an email message with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the three numbers located in the shaded bar on the reverse to investorvote@computershare.com.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 13, 2008.

00UE7C

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 4/23/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement

To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/14/08.

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To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com				A

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

C O
D E

LIBERTY ALL-STAR GROWTH FUND

BROADRIDGE				Vote In Person
51 MERCEDES WAY EDGEWOOD, NY 11717

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

1-BROADRIDGEXXXXXXXXXXXXXXXXXX40	15	12	1 OF 2	Vote By Internet
2-FINANCIAL SOLUTIONSXXXXXXXXXXX40				To vote now by Internet, go to WWW.PROXYVOTE.COM.
3-ATTENTION:XXXXXXXXXXXXXXXXX40				Please refer to the proposals and follow the instructions.
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

P99999-010 12 15 # OF #

PAGE D (OF DUPLEX A/B)

	Meeting Type:	ANNUAL	Meeting Location:	LIBERTY ALL-STAR FUNDS
	Meeting Date:	4/23/08		99 High Street
	Meeting Time:	10:00 AM EDT		Suite 303
	For holders as of:	2/15/08		Boston, Massachusetts 02110

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A	THIS AREA RESERVED FOR LANGUAGE
S	PERTAINING TO HOUSEHOLDING				P99999-010
G	IF APPLICABLE.				12
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PAGE B (OF DUPLEX A/B)

Voting items
The Board of Directors recommends a vote FOR
Proposals 2 and 3.
	2.	To Elect (2) Directors of the Fund:
Nominees:
01 - John A. Benning
02 - Richard C. Rantzow
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	3.	Approval of Portfolio Management Agreement			R
		among Growth Fund, ALPS Advisers, Inc. and			C
		Chase Investment Counsel Corporation.			O
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E
	1.	Not applicable to Growth Fund.

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1
A			CONTROL # →	0000 0000 0000
S			BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40		Acct#XXXXXXXXXXXXX
G			FINANCIAL SOLUTIONS		SHARESXXXXXXXXXXX
3			ATTENTION:		Cusip
			TEST PRINT		P99999-010
			51 MERCEDES WAY		12
			EDGEWOOD, NY		15
			11717		# OF #

PAGE C (OF DUPLEX C/D)

02 0000000000 999999999999

Voting Instructions

IN ORDER FOR YOUR SECURITIES TO BE PRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

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1
A
S
G
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P99999-010
12
15
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PAGE D (OF DUPLEX C/D)